American Century Capital Portfolios, Inc.
SAI dated March 1, 2022

American Century Capital Portfolios, Inc.
SAI dated March 15, 2022

American Century World Mutual Funds, Inc.
SAI dated April 1, 2022

American Century Variable Portfolios, Inc.
SAI dated May 1, 2022

American Century Asset Allocation Portfolios, Inc.
American Century Strategic Asset Allocations, Inc.
SAI dated December 1, 2021

Statement of Additional Information Supplement

Supplement dated July 28, 2022

The Board of Directors of each aforementioned corporation has requested that the following matter be submitted to shareholders of the funds for approval at a Special Meeting of Shareholders to be held on October 13, 2022.
Shareholders of the funds will be asked to consider and act upon a proposal to elect five members to the funds' Board of Directors for indefinite terms, subject to termination or resignation.
The record date for the meeting is July 27, 2022. If you own shares of the funds as of the close of business on that date, you will be entitled to vote at the Special Meeting. Proxy materials containing more information about this proposal are expected to be sent to shareholders on or about August 19, 2022.

©2022 American Century Proprietary Holdings, Inc. All rights reserved.
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